SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        EASTERN VIRGINIA BANKSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                Virginia                                 54-1866052
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

            307 Church Lane
             P.O. Box 1005
         Tappahannock, Virginia                          22560-1005
(Address of Principal Executive Offices)                 (Zip Code)

If   this   form   relates   to  the        If   this   form   relates   to  the
registration    of   a   class    of        registration    of   a   class    of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant   to  General   Instruction        pursuant   to  General   Instruction
A.(c),  please  check the  following        A.(d),  please  check the  following
box. [ ]                                    box. [ X ]


Securities Act registration statement file number to which this form relates:

                                                     333-37225   (If applicable)
                                                    -----------

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of Each Class                   Name of Each Exchange on Which
            to be so Registered                   Each Class is to be Registered

                    none                                       none


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $2.00 per share
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.     Description of Registrant's Securities to be Registered.

         This registration statement relates to the registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, of shares of the common stock, par value $2.00 per share (the "Common Stock"), of Eastern Virginia Bankshares, Inc., a Virginia corporation (the "Registrant"). The description of the Common Stock to be registered hereunder is set forth under the caption "Description of EVB Capital Stock" in the Prospectus filed by the Registrant with the Commission on December 9, 1997 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, and is hereby incorporated by reference. The Prospectus was filed in connection with the Registrant's Registration Statement on Form S-4, Registration No. 333-37225, which was declared effective by the Commission on November 25, 1997.


Item 2.     Exhibits


       I.   4.1    Articles  of  Incorporation  of the  Registrant,  included as
                   Exhibit 3.1 to the  Registrant's  Registration  Statement  on
                   Form S-4, Registration No. 333-37225, and incorporated herein by reference.

            4.2 Bylaws of the Registrant, included as Exhibit 3.2 to the Registrant's Registration Statement on Form S-4, Registration No. 333-37225, and incorporated herein by reference.

       II.  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            EASTERN VIRGINIA BANKSHARES, INC.



Dated:  December 19, 1997                   By: /s/ Thomas E. Stephenson
                                                -------------------------
                                                Thomas E. Stephenson
                                                Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit No.              Description

   4.1             Articles  of  Incorporation  of the  Registrant,  included as
                   Exhibit 3.1 to the Registrant's Registration Statement on Form S-4, Registration No. 333-37225, and incorporated herein by reference.

   4.2 Bylaws of the Registrant, included as Exhibit 3.2 to the Registrant's Registration Statement on Form S-4, Registration No. 333-37225, and incorporated herein by reference.